NEWS RELEASE

GENEVA RESOURCES, INC. RECEIVES INITIAL SAMPLE RESULTS FROM VILCORO GOLD PROPERTY, PERU

       RENO, N.V., June 12, 2007/PRNewswire-FirstCall/, Geneva Resources, Inc. ("the Company") (symbol OTCBB-GVRS) Stacey Kivel, President of Geneva Resources Inc. ("Geneva") and Lori McClenahan, President of St. Elias Mines Ltd. ("St. Elias"), are pleased to announce initial assay results from 106 rock samples collected during the ongoing Phase I exploration program at the Vilcoro Gold Property (the "Property") located in north-central Peru. Geneva has an option to earn a 66% interest in the Property from St. Elias.

       Gold assays from the 106 rock samples ranged from 0.018 to 842 g/t across an average sample width of 1.48 meters. Discounting a double-checked assay value of 842 g/t Au (24.55 opt Au) obtained across a 0.9-m-wide structure, the 105 remaining samples had a weighted arithmetic average grade of 3.0 g/t gold. No under-limit (< 5ppb Au) assays were obtained, and only 6 samples returned assays of less than 0.1 g/t gold. Anomalous gold is associated with anomalous silver (average 5.35 g/t), manganese (average 6,839 ppm), antimony (average 2,954 ppm), arsenic (average 725 ppm) and mercury (average 5.35 ppm), suggesting an epithermal affiliation.

       Almost all samples were collected from five historic underground workings denominated Tunnel Manto (which is actually a labyrinth of tunnels), Tunnel Eucalipto, Tunnel Juan, Tunnel Alto and Tunnel Loro. To date, approximately 170 meters of underground working have been sampled on the Property.

       Sampling in Tunnel Manto, Tunnel Eucalipto and Tunnel Juan has identified a continuous zone of gold-silver mineralization measuring 120 meters in an east-west direction, 25 meters in a north-south direction and open to the east, west and south. Approximately 1,000 meters along strike and to the east of Tunnel Manto, previous reconnaissance exploration identified an area of anomalous soils carrying up to 0.49 g/t Au, 2,647 ppm manganese, 557 ppm arsenic, 249 ppm antimony, and 2.01 ppm mercury. This is precisely the signature of anomalous elements in the tunnel samples, suggesting that mineralization might extend for a considerable distance to the east.

       Management is very pleased with the initial results of the Phase I exploration program on the Property, which is now continuing with an emphasis on determining the extent of the mineralized zones by trenching and detailed soil sampling.

       Sample preparation and analytical work was undertaken at ALS Chemex SA laboratory (an ISO-certified facility) in Lima, Peru using standard industry practice fire assay with an atomic absorption finish. Seven over-limit (>10 g/t Au) samples were re-assayed using a gravimetric finish. One extremely high-grade (842 g/t Au) sample was double-checked using a gravimetric finish. All samples were also analyzed for 35 additional elements utilizing ICP after aqua-regia digestion.

       The Vilcoro Gold Property comprises 1,600 hectares and lies along the same geological belt of Tertiary rocks that hosts many multi-million-ounce deposits in northern Peru such as Newmont's Yanacocha Mine (+40 million oz gold) and Barrick's Pierina deposit (8 million oz. gold). The Property is favourably located adjacent to the claim block that covers the Lagunas Norte mine (+9 million oz gold) recently put into production by Barrick Gold in the Alto Chicama mining district of central Peru.

Geneva Resources Inc. - Cont'd

       Geneva Resources, Inc. is a mineral exploration company participating in known mineral producing regions. The Company is focused on the exploration and advancement of well-defined gold, copper and mineral prospects. Geneva Resources' current exploration initiatives include Central Peru; Nigeria, Africa; Saskatchewan, Canada, and Panama.

For further information see: www.genevaresourcesinc.com

Symbol: OTCBB - GVRS; Frankfurt/Berlin Symbol - R3M, WKN No.: A0MMCN; ISIN: US3722371073

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